EXHIBIT 99.1

UBS

2004 Natural Gas & Electric Utilities Conference

SAFE HARBOR STATEMENT

This presentation contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements.” You can identify these statements, including those relating to 2004 earnings guidance, by the fact that they do not relate strictly to historical or current facts.

Management cautions that any or all of Dynegy’s forward-looking statements may turn out to be wrong. Please read Dynegy’s annual, periodic and current reports under the Securities Exchange Act of 1934, as amended, including its 2002 Form 10-K/A, 3rd quarter 2003 Form 10-Q and 2004 Form 8-Ks, for additional information about the risks, uncertainties and other factors affecting these forward-looking statements and Dynegy generally. Dynegy’s actual future results may vary materially from those expressed or implied in any forward-looking statements. All of Dynegy’s forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements. In addition, Dynegy disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

DYNEGY INC.

2004 BUSINESS SEGMENTS

Power Generation

U.S. portfolio of ~13,000 MW (net) Baseload generation 75% contracted / hedged Strong Midwest and New York positions

Natural Gas Liquids

Operations in upstream and downstream Significant POP / POL contracts Strong relationship with CVX (investor and customer)

Regulated Energy Delivery

Illinois Power Company

Regulated electric and gas utility Agreement to sell Illinois Power to Ameren

Other / CRM

Corporate expenses Remaining tolling arrangements and related gas transport contracts

ILLINOIS POWER SALE

$ 2.3 billion transaction

Stock sale of Illinois Power

20% minority interest in Joppa power plant

Transaction will strengthen Dynegy’s financial condition

$ 500 million in proceeds

$400 million cash at closing with additional $100 million in escrow

Ameren to assume $1.8 billion of Illinois Power debt at closing

$ 2.3 billion intercompany note receivable will be eliminated

Should accelerate time needed to reach target debt level

Two-year power purchase agreement established for 2,800 megawatts of capacity and energy beginning January 2005

Corresponds to rate freeze period

No special legislative action required

Opportunity to reset pricing starting in 2007

Expected to close by fourth quarter of 2004

FUNDED DEBT AND OTHER OBLIGATIONS MATURITY PROFILE – DYNEGY AND ILLINOIS POWER

AS OF DECEMBER 31, 2003

($            in millions)

Note: Includes preferred stock securities and principal obligations for Central Hudson beginning in 2007.

Excludes $1.1 billion bank credit facility that matures in February 2005 as no amounts are drawn.

FUNDED DEBT AND OTHER OBLIGATIONS MATURITY PROFILE – PROFORMA ILLINOIS POWER SALE

AS OF DECEMBER 31, 2003

($            in millions)

Note: Includes preferred stock securities and principal obligations for Central Hudson beginning in 2007.

Excludes $1.1 billion bank credit facility that matures in February 2005 as no amounts are drawn.

RESTRUCTURING – PHASE I

Culture Change, Liquidity and Cash Focus, Time and Credit Support

Turned focus to managing results on an OCF / ICF basis

Reduced debt and other obligations by ~$1.5 billion and simplified capital structure by eliminating substantial structural subordination

Made substantial progress on exit of third party M&T

Resulted in significant cash receipts and reduced associated collateral requirements to ~$120 million

Exited other non-core businesses

Maintained liquidity around $1.4 billion and reduced company-wide collateral requirements to approximately $500 million

Gained time by extending a significant portion of debt maturities to 2008 and beyond

RESTRUCTURING – PHASE II

Cash Flow, Debt Levels, Costs and Operating Performance

First Half 2004

Illinois Power – execute sale agreement and close by year-end

Substantially complete agreements to divest other non-core assets

New bank credit facility with core bank group Ongoing

Continue to work resolutions for tolls and remaining litigation and investigations

Maximize performance in current commodity environment

Continue to drive performance on an OCF / ICF basis

Maintain discipline and use any excess cash to pay down debt

Position company for recovery of power markets Capital and cost structure improvements Reliable, safe, efficient operations

RESTRUCTURING – PHASE III

Operating Performance, Power Market Recovery Not all merchants created equal

Spark Spread Plays vs. Outright Plays

Need economic improvement Power price & economic

Power price improvement improvement

Drop in natural gas prices Success not dependent on drop in natural gas prices

Keep-whole contracts vs. POP / POL contracts

Frac spread risk Benefit from high natural gas & liquids prices

POWER GENERATION

Diversified portfolio

36% baseload, 15% intermediate, 49% peaking

31% coal/oil, 17% dual fuel, 52% gas

Approximately 75% forecasted earnings under contract / hedged

Strong Eastern NY fundamentals

Low maintenance capital

Actively managing environmental risk

Coal plants benefit from current natural gas price environment

Not a pure “spark spread” play

ON-PEAK POWER PRICES*

($ /MWh)

* Pricing as of 1/23/04. Prices reflect day ahead on-peak settlement prices- blend of actual and forward for Jan 2004 and forward on-peak monthly prices for Feb—Dec.

ON-PEAK POWER PRICES*

($ /MWh)

* Pricing as of 1/23/04. Prices reflect day ahead on-peak settlement prices- blend of actual and forward for Jan 2004 and forward on-peak monthly prices for Feb—Dec.

NATURAL GAS LIQUIDS

Upstream assets

Strategically located assets in high growth areas of N. Texas and Gulf Coast and mature Permian Basin

Predominately margin-based -benefit from increase in absolute price increases

Gas processing – 2 Bcf/d net

Contract mix

Field: 97% POP, 3% other

Straddle: 84% fee/hybrid, 9% POL, 7% keep-whole

Downstream assets

Optimally located in Mt. Belvieu, hub of US NGL business, and La.

Services include fractionation, storage, transportation and marketing

ChevronTexaco contracts

Gas processing, NGL marketing and feedstock supply

NATURAL GAS LIQUIDS PRICES*

* NYMEX ** Mont Belvieu

Prices updated as of 1/28/04. Prices are blend of actual and forward Jan. and Feb. – Dec. pricing reflects forward monthly prices. Note: Frac spread actuals are based on average daily prices and forward prices are based on first of the month prices.

NATURAL GAS LIQUIDS PRICES*

* NYMEX ** Mont Belvieu

Prices updated as of 1/28/04. Prices are blend of actual and forward Jan. and Feb. – Dec. pricing reflects forward monthly prices. Note: Frac spread actuals are based on average daily prices and forward prices are based on first of the month prices.

2004 EARNINGS GUIDANCE ESTIMATES – GAAP BASIS

($            in millions)

GEN LIQ IP CRM CORP 2004 EBITDA $ 540-550 $ 260-270 $ 295-305 $ (140-130) $ (130-120) $ 825-875 Depreciation (195) (85) (120) - (35) (435) Interest (545) Taxes 60-80 Net Loss $ (75-45) EPS $ (0.20-0.12)

$800-1,000

High

Estimates are provided as a guide for forecasted 2004 consolidated financial results on an as-reported GAAP basis, assuming commodity prices and volumes similar to 2003

EBITDA for generation includes an anticipated impairment for WCP investment of $70-80 million pre-tax

EBITDA for liquids and generation includes anticipated pre-tax net gains on asset sales of $30-50 million and $100-110 million, respectively, and a net loss in IP of $15 million

CRM includes fixed payments associated with tolling arrangements and related gas transport contracts

Note: Estimates do not incorporate assumptions for potential items such as legal settlements, tolling settlements, capital raising activities or other restructuring events. Updated to include the Illinois Power sale.

2004 CASH FLOW GUIDANCE ESTIMATES

Operating cash flow includes funds from operations and working capital changes

CapEx includes non-maintenance projects of $10 million for generation and $20 million for liquids

Proceeds from asset sales includes $400 million for sale of IP and interest in Joppa $100 million in escrow is not reflected in above $30 million of costs allocated to OCF in IP and Corp at $15 million each

Note: Estimates do not incorporate assumptions for potential items such as legal settlements, tolling settlements, capital raising activities or other restructuring events.

DYNEGY’S INVESTMENT “HORIZON”

VALUE

Diversified U.S. unregulated portfolio

Efficient, scaleable operations

Extended long-term debt and obligations profile

Focus on cost-effectiveness

Commitment to delever

Focus on cash preservation Experienced, committed management team

VISION

Not a spark / frac spread play due to coal and dual-fuel generation fleet & NGL business that benefits from POP / POL contracts Long-term industry participant

Gain time to capture upside potential from power price recovery and US economic improvement

Long-term reductions already made

Upside potential from improving credit and any ratings recovery

Solid liquidity

Culture change, fiscal discipline

Culture change, fiscal discipline